U.S GLOBAL INVESTORS FUNDS

GLOBAL EMERGING MARKETS FUND

INVESTOR CLASS SHARES

SUPPLEMENT DATED MARCH 26, 2012

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2011

The following sentence should be added to the end of the second paragraph of the Principal Investment Strategies section on page 2 of the summary prospectus and page 26 of the prospectus:

The Adviser considers companies of all sizes when making stock selections, but its emphasis is on small- and mid-sized companies.

The following paragraph should be added to the Principal Risks section on page 2 of the summary prospectus and page 27 of the prospectus:

Small- and Mid-Sized Companies Risk.  The fund may invest in small- and mid-sized companies, which involve greater risk than investing in more established companies. This risk includes difficulty in obtaining reliable information and financial data and low liquidity in the market, making it difficult to dispose of shares when it may be otherwise advisable.